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                            AGREEMENT BY AND BETWEEN

                       MANAGED CARE OF AMERICA PPO, INC.
                                      AND
                    OPTIMUM HEALTH SERVICES OF FLORIDA, INC.


1.       Parties

         This agreement is between MANAGED CARE OF AMERICA PPO, INC. (MCA) and OPTIMUM HEALTH SERVICES OF FLORIDA, INC. (OHS) MCA and OHS are separate independent entities. Neither party shall be liable for any actual or alleged acts or omissions of the other party.

2.       Purpose

         A.

         (1) A network of contracted health care providers ("Providers") is developed and maintained through OHS and through MCA on behalf of participating payors for the purpose of obtaining rates and terms favorable to participating health care reimbursement plans ("payors").

         (2) This contracted network is for the sole purpose of establishing financial reimbursement terms for payment by the participating payors for covered services. The health care services rendered by the provider are solely within the authority and responsibility of the provider.

         The purpose of this agreement is to make available a provider contract network for use by participating payors represented by MCA and OHS; and to make available the provider network to MCA participating payors and clients.

         B. This agreement shall not apply for services already being used by a payor independently of this agreement.


3.       Reimbursement

         A. For services furnished through this agreement, each participating payor shall pay a fee. The fee shall be based on scope of services used and split between OHS and MCA.

         B. ATTACHMENT A to this agreement shall specify the participating payor fee, and also shall specify the portion of the fee payable to MCA and OHS. Unless otherwise specified in Attachment A and mutually agreed in writing, the client fee will be divided 50% to OHS and 50% to MCA.

         C. Payor shall reimburse OHS for all claims within thirty (30) days of the date of submission.

4.       Confidentiality

         OHS and MCA each acknowledge that as a result of this agreement each may learn or gain access to trade secrets, or other confidential or proprietary information of the other party such as cost containment methodology, processes, techniques, client lists, pricing data, and other such information. Each party acknowledges that such confidential information is the property of the other party and it shall not at any time during or after this agreement directly or indirectly use, disclose, or transfer such information without the prior written approval of the other party. The parties acknowledge that such unauthorized use, disclosure or transfer will cause harm to the other party and the breaching party may be liable.
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5.       Term of Agreement

         A. This agreement is effective August 1st 1998. The specified effective date for each applicable payor is shown in ATTACHMENT A.

         B. This agreement may be amended by mutual written consent of the parties.

         C. The term of this agreement shall be for three years. Either party may terminate this agreement by providing thirty days written notice to the other party without cause.

         D. In the event of termination of this agreement, the reimbursement and services specified in ATTACHMENT A shall continue for the earlier of thirty days from the date of termination or until care may be transferred to another in network provider.


6.       General Provision

         A. This agreement represents the entire agreement between the parties.


7.       Notices

         A. Any notice given pursuant to this agreement shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, postage paid, addressed as follows:

                 MCA - PPO:     James K. Johnson
                                Vice President Managed Care of America PPO, Inc.
                                999 Ponce de Leon Blvd. - Suite 940
                                Coral Gables, Florida 33134

                 OHS:           Terri May
                                Vice President of Corporate Development
                                Optimum Health Services of Florida
                                17757 US 19 North, Suite 350
                                Clearwater, Florida 33764
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IN WITNESS WHEREOF, MANAGED CARE OF AMERICA PPO, INC. and OPTIMUM HEALTH
SERVICES OF FLORIDA, INC., have caused this agreement to be executed on this 1st day of August, 1998


MANAGED CARE OF AMERICA PPO, INC.


NAME:            JAMES K. JOHNSON


TITLE:           VICE PRESIDENT


DATE:               7/8/98
                 ----------------------------------------

SIGNATURE:          /s/ JAMES K. JOHNSON
                 ----------------------------------------




OPTIMUM HEALTH SERVICES OF FLORIDA, INC.

NAME:            TERRI MAY


TITLE:           VICE PRESIDENT OF CORPORATE DEVELOPMENT


DATE:               7/7/98
                 ---------------------------------------

SIGNATURE:          /s/ TERRI MAY
                 ---------------------------------------
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                                  ATTACHMENT A

PAYOR:
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EFFECTIVE DATE:
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SERVICES TO BE PROVIDED BY MANAGED CARE OF AMERICA PPO:

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SERVICES TO BE PROVIDED BY OPTIMUM HEALTH SERVICES OF FLORIDA, INC.:

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MANAGED CARE OFAMERICA PPO FEE:
                                                          ----------------------

OPTIMUM HEALTH SERVICES OF FLORIDA, INC. FEE:
                                                          ----------------------


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OPTIMUM HEALTH SERVICES                              MANAGED CARE OF AMERICA